Asset Backed Securities Portfolio Analysis
Encore
2005-4
RATE_TYPE eq 'ARM'
3,093 records

Selection Criteria: RATE_TYPE eq 'ARM'
Table of Contents
  Summary
  Principal Balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  First Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Type
  Credit Grade
  Lien Position

1. Summary

Current Balance: 672,638,557.73
Number of Loans: 3,093
Avg Current Balance: 217,471.24
Interest Only Loans: 21.33
Fixed Rate Loans: 0.00
ARM: 100.00
WA Coupon: 7.490
WA Margin: 6.140
WA Max Rate: 14.486
WA Initial Adjustment Cap: 2.772
WA Periodic Cap: 1.972
WA Original LTV: 79.76
WA Original CLTV: 80.09
WA Original Term: 360
WA Remaining Term: 359
NZ WA FICO: 609
Owner Occupied: 96.07
Prepayment Penalty Percentage: 72.51
First Lien %: 100.00
Second Lien %: 0.00
Top 5 States: CA(29.26%),FL(15.87%),IL(10.12%),VA(6.82%),MI(4.17%)
Conforming by Balance: 82.27

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2. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	5	$250,000.00	0.04%	560	45.30%	7.732%	100.00%
50,001 - 75,000	55	3,664,810.00	0.54	579	60.98	7.851	100.00
75,001 - 100,000	199	17,837,770.00	2.65	583	75.29	8.170	90.50
100,001 - 125,000	309	35,221,939.00	5.23	591	77.89	7.788	93.13
125,001 - 150,000	367	50,478,832.00	7.50	592	78.92	7.801	96.24
150,001 - 175,000	333	54,270,785.00	8.06	596	78.90	7.644	95.68
175,001 - 200,000	316	59,424,215.00	8.83	595	79.29	7.674	97.44
200,001 - 250,000	521	116,963,130.00	17.38	606	79.20	7.525	95.61
250,001 - 300,000	385	105,922,886.00	15.74	605	80.56	7.403	96.17
300,001 - 400,000	437	149,542,374.00	22.22	620	82.00	7.397	96.25
400,001 - 500,000	133	59,135,602.00	8.79	632	80.79	7.088	97.00
500,001 - 600,000	21	11,593,850.00	1.72	665	77.57	6.552	100.00
600,001 - 700,000	6	3,970,500.00	0.59	605	79.33	7.600	100.00
700,001 or greater	6	4,678,000.00	0.70	676	69.85	6.207	100.00
Total:	3,093	$672,954,693.00	100.00%	609	79.76%	7.490%	96.07%

Minimum Original Balance: 50,000
Maximum Original Balance: 868,000
Average Original Balance: 217,573

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	5	$249,856.46	0.04%	560	45.30%	7.732%	100.00%
50,001 - 75,000	55	3,662,639.39	0.54	579	60.98	7.851	100.00
75,001 - 100,000	199	17,827,028.03	2.65	583	75.29	8.170	90.50
100,001 - 125,000	309	35,203,112.01	5.23	591	77.89	7.788	93.13
125,001 - 150,000	367	50,454,416.31	7.50	592	78.92	7.801	96.24
150,001 - 175,000	333	54,240,453.54	8.06	596	78.90	7.644	95.68
175,001 - 200,000	316	59,390,701.34	8.83	595	79.29	7.674	97.44
200,001 - 250,000	521	116,908,341.14	17.38	606	79.20	7.525	95.61
250,001 - 300,000	385	105,877,037.49	15.74	605	80.56	7.403	96.17
300,001 - 400,000	437	149,474,383.27	22.22	620	82.00	7.397	96.25
400,001 - 500,000	133	59,112,961.75	8.79	632	80.79	7.088	97.00
500,001 - 600,000	21	11,589,958.27	1.72	665	77.57	6.552	100.00
600,001 - 700,000	6	3,969,668.73	0.59	605	79.33	7.600	100.00
700,001 or greater	6	4,678,000.00	0.70	676	69.85	6.207	100.00
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

Minimum Remaining Balance: 49,961
Maximum Remaining Balance: 868,000
Average Remaining Balance: 217,471

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
476 - 500	14	$3,151,012.66	0.47%	500	72.49%	8.594%	93.02%
501 - 525	273	50,450,656.48	7.50	514	70.98	8.465	99.36
526 - 550	419	85,267,338.41	12.68	538	73.39	8.072	98.34
551 - 575	480	98,688,215.02	14.67	563	77.67	7.840	99.29
576 - 600	488	100,609,145.17	14.96	587	80.87	7.561	99.11
601 - 625	426	91,592,016.75	13.62	613	82.15	7.244	97.98
626 - 650	344	78,408,358.98	11.66	637	83.21	7.197	94.50
651 - 675	223	50,624,189.07	7.53	663	83.44	7.074	87.08
676 - 700	173	42,497,811.39	6.32	687	84.28	6.934	91.61
701 - 725	101	28,796,887.62	4.28	712	85.79	6.866	92.10
726 - 750	86	23,953,680.97	3.56	737	81.20	6.555	86.88
751 - 775	44	12,971,781.91	1.93	762	84.00	6.824	94.13
776 - 800	19	4,711,963.30	0.70	785	77.12	6.711	90.50
801 - 825	3	915,500.00	0.14	808	64.55	6.040	100.00
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

Minimum FICO: 500
Maximum FICO: 816
WA FICO: 609

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
301 - 360	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

Minimum Original Term: 360
Maximum Original Term: 360
WA Original Term: 360

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
349 - 360	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

Minimum Remaining Term: 355
Maximum Remaining Term: 360
WA Remaining Term: 359

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
SFR	2,441	$521,985,483.20	77.60%	605	79.77%	7.508%	97.43%
Detached PUD	241	58,592,130.25	8.71	605	81.28	7.434	97.46
Low-Rise Condo (1-4 Stories)	175	34,883,017.99	5.19	634	81.33	7.449	89.52
Attached PUD/Townhome	103	22,984,939.57	3.42	604	80.94	7.855	96.96
2-Unit	82	21,507,716.21	3.20	654	74.60	6.924	83.60
3-Unit	26	6,594,674.40	0.98	654	72.12	7.080	74.48
High-Rise Condo (5+ Stories)	17	3,889,952.57	0.58	604	84.43	7.780	91.10
4-Unit	8	2,200,643.54	0.33	624	66.55	7.739	25.67
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
OOC	2,958	$646,197,783.32	96.07%	606	79.78%	7.489%	100.00%
Non-Owner Occ	126	24,553,217.85	3.65	663	78.50	7.476	0.00
2nd Home	9	1,887,556.56	0.28	651	88.64	8.067	0.00
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Refi-Cash Out	2,494	$545,006,462.62	81.03%	603	78.20%	7.428%	96.96%
Purchase	409	89,719,462.53	13.34	640	87.94	7.880	90.05
Refi-Rate/Term	190	37,912,632.58	5.64	613	82.91	7.449	97.50
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	134	$20,956,573.16	3.12%	596	42.98%	7.380%	94.42%
50.01 - 60.00	192	38,622,941.98	5.74	590	56.24	7.256	95.91
60.01 - 70.00	418	89,130,672.79	13.25	578	66.64	7.424	97.75
70.01 - 80.00	830	186,120,726.57	27.67	598	77.65	7.345	96.28
80.01 - 90.00	1,150	256,810,649.60	38.18	615	87.34	7.546	94.36
90.01 - 100.00	369	80,996,993.63	12.04	658	95.76	7.856	99.67
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

Minimum Original Loan-to-Value Ratio: 15.38
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 79.76

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Alabama	8	$1,122,178.28	0.17%	567	89.94%	8.985%	100.00%
Arizona	89	15,883,797.21	2.36	591	77.88	7.506	96.30
Arkansas	6	846,957.98	0.13	624	87.61	7.786	86.65
California	905	251,020,005.81	37.32	614	75.59	7.114	95.66
Colorado	17	2,777,101.45	0.41	608	82.90	7.270	100.00
Connecticut	57	10,956,796.33	1.63	588	79.88	7.742	95.61
Delaware	7	1,279,163.90	0.19	612	84.88	8.307	100.00
Florida	491	87,895,965.05	13.07	601	81.03	7.593	95.29
Georgia	78	12,492,863.41	1.86	596	87.41	7.966	94.74
Hawaii	7	2,081,923.51	0.31	586	76.72	7.389	100.00
Idaho	2	344,500.00	0.05	638	89.48	7.682	100.00
Illinois	313	66,695,152.45	9.92	626	84.53	7.539	96.88
Indiana	24	3,147,486.83	0.47	589	82.91	7.782	96.55
Iowa	11	1,411,493.62	0.21	622	87.58	8.003	100.00
Kansas	1	204,143.19	0.03	555	85.00	8.990	100.00
Kentucky	8	1,556,372.44	0.23	585	86.16	8.463	100.00
Louisiana	1	74,937.42	0.01	671	60.00	7.840	100.00
Maine	6	1,290,931.68	0.19	629	80.97	7.498	76.16
Maryland	116	26,739,373.85	3.98	605	79.85	7.751	98.67
Massachusetts	38	10,021,809.88	1.49	623	81.23	7.324	96.24
Michigan	129	17,967,634.46	2.67	600	86.00	7.804	96.72
Minnesota	51	9,128,290.17	1.36	615	82.37	7.451	94.81
Mississippi	4	745,194.27	0.11	624	89.53	7.981	76.65
Missouri	22	3,120,049.65	0.46	577	84.58	8.128	100.00
Montana	1	143,000.00	0.02	724	89.94	6.850	100.00
Nebraska	1	274,500.00	0.04	641	90.00	8.440	100.00
Nevada	44	9,244,859.29	1.37	592	78.39	7.720	97.12
New Hampshire	13	2,563,639.58	0.38	582	80.74	7.655	100.00
New Jersey	54	13,230,779.60	1.97	589	78.32	7.807	95.38
New Mexico	8	1,210,512.86	0.18	568	83.09	8.710	89.38
New York	78	23,724,778.90	3.53	627	79.97	7.642	93.86
North Carolina	32	4,622,135.57	0.69	598	85.96	8.046	100.00
North Dakota	1	150,000.00	0.02	519	66.08	7.850	100.00
Ohio	51	6,968,381.22	1.04	589	85.79	7.877	98.92
Oklahoma	4	371,702.64	0.06	640	84.25	7.346	100.00
Oregon	12	2,088,684.55	0.31	606	84.00	7.325	100.00
Pennsylvania	28	5,120,308.76	0.76	588	83.51	7.855	100.00
Rhode Island	14	2,808,139.38	0.42	589	75.36	7.917	100.00
South Carolina	16	2,227,875.67	0.33	581	83.82	8.473	100.00
Tennessee	17	2,027,204.25	0.30	596	89.96	8.593	100.00
Texas	22	3,500,944.49	0.52	593	81.98	7.721	93.16
Utah	3	282,851.78	0.04	701	79.79	6.790	67.54
Washington	19	3,968,392.77	0.59	589	84.05	7.915	100.00
Virginia	211	46,548,197.95	6.92	602	83.86	7.886	98.09
West Virginia	18	2,737,947.61	0.41	579	81.26	8.369	95.72
Wisconsin	33	4,725,398.46	0.70	596	83.83	8.357	93.62
Washington DC	22	5,294,199.56	0.79	608	74.82	7.968	82.72
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

Total Number Of States Represented:: 47

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Stated Income	1,432	$340,305,378.21	50.59%	621	79.67%	7.660%	95.41%
1 Yr Full Doc	743	154,391,053.99	22.95	597	78.62	7.205	97.09
2 Yr Full Doc	820	153,262,074.61	22.79	590	81.07	7.473	97.89
1 Yr Limited Doc	47	11,007,098.34	1.64	584	76.80	7.425	93.45
Full Doc - 12 Months Bank Statements	36	9,405,954.63	1.40	669	83.86	6.686	81.61
Full Doc - 24 Months Bank Statements	15	4,266,997.95	0.63	609	80.37	6.740	84.88
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.000 or less	6	$1,955,858.99	0.29%	696	67.68%	4.944%	89.55%
5.001 - 5.500	30	9,068,379.41	1.35	700	66.26	5.350	100.00
5.501 - 6.000	135	35,301,209.74	5.25	664	73.60	5.843	98.42
6.001 - 6.500	285	72,631,010.53	10.80	645	74.92	6.324	97.49
6.501 - 7.000	535	125,927,032.32	18.72	624	78.91	6.809	95.87
7.001 - 7.500	500	110,252,537.79	16.39	619	82.89	7.307	94.02
7.501 - 8.000	684	141,855,715.74	21.09	594	82.03	7.795	96.27
8.001 - 8.500	357	70,005,832.92	10.41	586	82.73	8.287	94.68
8.501 - 9.000	319	63,408,381.34	9.43	567	80.99	8.774	97.12
9.001 - 9.500	120	20,494,681.59	3.05	560	80.42	9.254	97.58
9.501 - 10.000	82	14,645,644.63	2.18	546	75.11	9.821	97.56
10.001 - 10.500	24	4,093,544.51	0.61	538	72.94	10.224	100.00
10.501 - 11.000	8	1,655,620.64	0.25	527	70.20	10.860	77.95
11.001 - 11.500	7	1,029,879.08	0.15	546	57.21	11.308	100.00
11.501 - 12.000	1	313,228.50	0.05	508	55.00	11.990	100.00
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

Minimum Rate: 4.760%
Maximum Rate: 11.990%
WA Rate: 7.490%

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
11.501 - 12.000	6	$1,955,858.99	0.29%	696	67.68%	4.944%	89.55%
12.001 - 12.500	32	9,419,879.41	1.40	699	66.96	5.390	100.00
12.501 - 13.000	138	36,225,840.72	5.39	664	73.94	5.866	97.61
13.001 - 13.500	283	72,279,510.53	10.75	645	74.87	6.324	97.48
13.501 - 14.000	535	125,441,480.63	18.65	623	78.87	6.813	96.10
14.001 - 14.500	500	110,384,837.79	16.41	619	82.88	7.309	94.02
14.501 - 15.000	682	141,605,636.45	21.05	595	82.03	7.795	96.27
15.001 - 15.500	356	69,684,532.92	10.36	586	82.72	8.288	94.65
15.501 - 16.000	321	63,765,285.19	9.48	567	80.98	8.778	97.13
16.001 - 16.500	119	20,305,777.74	3.02	560	80.36	9.253	97.55
16.501 - 17.000	81	14,477,644.63	2.15	546	75.17	9.820	97.53
17.001 - 17.500	24	4,093,544.51	0.61	538	72.94	10.224	100.00
17.501 - 18.000	8	1,655,620.64	0.25	527	70.20	10.860	77.95
18.001 - 18.500	7	1,029,879.08	0.15	546	57.21	11.308	100.00
18.501 - 19.000	1	313,228.50	0.05	508	55.00	11.990	100.00
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

Minimum Maximum Rate: 11.760%
Maximum Maximum Rate: 18.990%
WA Maximum Rate: 14.486%

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
3.501 - 4.000	20	$4,037,280.00	0.60%	630	84.22%	7.451%	100.00%
4.001 - 4.500	184	36,713,366.22	5.46	624	83.51	7.417	95.06
4.501 - 5.000	7	1,665,675.19	0.25	648	95.09	7.778	100.00
5.001 - 5.500	1	238,000.00	0.04	747	85.00	5.390	100.00
5.501 - 6.000	1,804	413,584,006.13	61.49	625	80.79	7.238	95.39
6.001 - 6.500	73	12,422,737.79	1.85	656	98.56	8.057	100.00
6.501 - 7.000	999	202,769,804.47	30.15	569	75.61	7.980	97.25
7.001 - 7.500	1	189,000.00	0.03	680	90.00	7.400	100.00
7.501 - 8.000	3	857,530.42	0.13	585	80.44	7.848	100.00
8.501 - 9.000	1	161,157.51	0.02	553	75.00	8.765	100.00
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

Minimum Gross Margin: 3.790%
Maximum Gross Margin: 8.765%
WA Gross Margin: 6.140%

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16. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
2006-02	1	$227,686.09	0.03%	735	80.00%	7.890%	0.00%
2006-03	2	429,734.63	0.06	530	73.12	8.429	100.00
2006-04	2	687,000.00	0.10	580	66.98	6.970	100.00
2006-07	3	491,607.26	0.07	617	89.49	8.070	100.00
2006-08	7	1,436,340.73	0.21	589	71.96	7.859	88.55
2006-09	18	3,908,141.75	0.58	612	78.37	7.401	94.25
2006-10	39	9,359,155.00	1.39	605	79.98	7.579	100.00
2007-05	1	298,977.92	0.04	590	80.00	7.990	100.00
2007-06	14	3,346,519.51	0.50	604	88.79	7.653	100.00
2007-07	67	14,867,566.59	2.21	619	83.45	7.806	97.29
2007-08	415	90,352,350.73	13.43	599	80.14	7.484	92.91
2007-09	962	203,695,075.15	30.28	599	78.46	7.415	97.27
2007-10	1,014	217,903,261.07	32.40	608	79.54	7.555	96.62
2007-11	5	1,369,700.00	0.20	671	85.04	7.005	100.00
2008-06	2	562,889.24	0.08	638	92.06	8.305	100.00
2008-07	11	2,692,816.60	0.40	611	85.87	7.032	100.00
2008-08	54	12,460,576.61	1.85	611	84.56	7.901	99.39
2008-09	256	58,211,590.63	8.65	633	82.25	7.453	95.63
2008-10	186	41,801,175.00	6.21	633	80.55	7.475	97.88
2008-11	1	86,700.00	0.01	580	85.00	9.530	100.00
2010-07	1	125,676.49	0.02	613	76.36	6.800	100.00
2010-08	9	1,722,451.41	0.26	651	71.83	6.686	44.63
2010-09	11	3,039,315.32	0.45	668	73.36	6.658	46.63
2010-10	12	3,562,250.00	0.53	618	74.75	6.839	100.00
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0	863	$184,928,432.79	27.49%	615	82.55%	7.722%	95.86%
6	2	660,200.00	0.10	611	76.15	7.912	68.92
12	193	47,972,383.84	7.13	606	77.77	7.683	92.29
24	1,641	347,177,044.39	51.61	601	78.63	7.421	96.96
36	394	91,900,496.71	13.66	625	79.51	7.176	95.31
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

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18. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 1/29	68	$15,359,244.74	2.28%	605	79.13%	7.579%	97.47%
ARM 2/28	1,680	317,492,829.59	47.20	589	79.49	7.776	95.73
ARM 2/28 Dual 40/20	429	112,971,627.80	16.80	589	77.47	7.315	94.53
ARM 2/28 /IO 60	341	94,475,071.70	14.05	665	81.39	6.828	100.00
ARM 2/28/IO 24	28	6,929,921.88	1.03	671	80.74	6.676	100.00
ARM 3/27	358	73,561,102.07	10.94	608	82.06	7.799	95.23
ARM 3/27 /IO 36	2	702,432.00	0.10	714	86.30	7.409	100.00
ARM 3/27 /IO 60	149	41,352,214.01	6.15	668	81.80	6.984	100.00
ARM 5/25 /IO 60	33	8,449,693.22	1.26	643	73.68	6.742	69.52
ARM- 6 Month LIBOR	5	1,344,420.72	0.20	590	71.15	7.592	83.06
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
AA	1,732	$399,602,168.54	59.41%	631	81.40%	7.148%	94.96%
AA100	84	14,898,198.55	2.21	663	99.97	8.133	100.00
AA95	2	274,864.26	0.04	587	94.99	7.876	100.00
A+	832	171,715,227.56	25.53	577	79.26	7.783	97.26
B	259	52,283,419.92	7.77	565	73.11	8.068	98.49
C	143	26,544,695.14	3.95	548	65.83	8.550	96.95
C-	41	7,319,983.76	1.09	546	58.68	9.955	100.00
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%
Total:	3,093	$672,638,557.73	100.00%	609	79.76%	7.490%	96.07%

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